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                                WASHINGTON, D.C.

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        DATE OF REPORT: FEBRUARY 7, 2000
                        (Date of earliest event reported)

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                           WHITE CAP INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)

                                   ----------

           Delaware                    0-22989                  84-1380403
-------------------------------       -----------           --------------------
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)         Number)              Identification No.)

         3120 AIRWAY AVENUE, P.O. BOX 1770, COSTA MESA, CALIFORNIA 92626
               (Address of principal executive offices, zip code)

                                 (714) 850-0900
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

         On February 7, 2000, the Registrant issued a press release announcing that its July 21, 1999 definitive merger agreement with an affiliate of Leonard Green & Partners, L.P. (WC Recapitalization Corp.), was approved by the requisite vote during a special meeting of White Cap stockholders on February 7, 2000. Consummation of the merger will result in a recapitalization of White Cap.

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WHITE CAP INDUSTRIES, INC.
                                  (Registrant)


Date: February 8, 2000            By:  /s/ CHRIS LANE
                                       -----------------------------------------
                                       Chris Lane
                                       Chief Financial Officer

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